UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	August 31, 2022

WESTERN ASSET

INSTITUTIONAL

U.S. TREASURY OBLIGATIONS

MONEY MARKET FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to seek maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity.

II	Western Asset Institutional U.S. Treasury Obligations Money Market Fund

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Institutional U.S. Treasury Obligations Money Market Fund for the twelve-month reporting period ended August 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

September 30, 2022

Western Asset Institutional U.S. Treasury Obligations Money Market Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. The Fund is a money market fund that invests in securities through an underlying mutual fund, U.S. Treasury Obligations Portfolio (the “Portfolio”), which has the same investment objective and strategies as the Fund. The Portfolio invests all of its assets in direct obligations of the U.S. Treasury and in repurchase agreements secured by these obligations. Direct obligations of the U.S. Treasury include U.S. Treasury bills, notes and bonds; STRIPS, which are individual interest and principal components of eligible Treasury notes and bonds that are traded as separate securities; and treasury inflation-protected securities, which are inflation-protected securities issued by the U.S. Treasury, the principal of which increases with inflation and decreases with deflation, as measured by the Consumer Price Indexi. The Portfolio may also hold cash for cash management and defensive purposes. Although the Portfolio invests in U.S. government obligations, an investment in the Fund is neither insured nor guaranteed by the U.S. government.

As a government money market fund, the Fund tries to maintain a share price of $1.00 and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the Fund’s and the Portfolio’s subadviser, Western Asset Management Company, LLC (“Western Asset”), or Board of Trustees will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

At Western Asset, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

We will generally seek to place direct investment orders for the Fund with minority-, women-, and veteran-owned broker-dealers, subject to the subadviser’s duty to seek best execution.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Short-term U.S. Treasury yields moved sharply higher as the Federal Reserve Board (the “Fed”) began raising interest rates at its meeting in March 2022. The yield for the two-year Treasury note began the reporting period at 0.20% (equaling the low for the period) and ended the reporting period at 3.45%. The high of 3.46% took place on August 30, 2022. Long-term U.S. Treasury yields also moved higher, as rising inflation triggered expectations that the Fed would begin tightening its monetary policy accommodation. The yield for the ten-year Treasury note began the reporting period at 1.30% and ended the reporting period at 3.45%. The low of 1.29% took place on September 2, 2021, and the high of 3.49% occurred on June 14, 2022.

Western Asset Institutional U.S. Treasury Obligations Money Market Fund 2022 Annual Report	1

Fund overview (cont’d)

With inflation remaining elevated the Fed pivoted from its accommodative monetary policy stance and aggressively tightened its monetary policy. In the statement from the Fed’s meeting in January 2022, it set the stage for a rate hike in March, saying, “With inflation well above 2% and a strong labor market, the Committee expects it will soon be appropriate to raise the target range for the federal funds rate.” As expected, in March the Fed raised the federal funds rate 0.25% (25 basis points) to a range between 0.25% and 0.50%. In May, the Fed raised the federal funds rate 50 basis points to a range between 0.75% and 1.00%. With inflation continuing to surprise to the upside, the Fed then raised rates 75 basis points at its meetings in June and July. Later in July, the Fed Chair, Jerome Powell, said “It’s not our intended outcome at all, but it’s [a recession] certainly a possibility. We are not trying to provoke and do not think we will need to provoke a recession, but we do think it’s absolutely essential” to bring down inflation. Finally, in September 2022, after the reporting period ended, the Fed raised the federal funds rate 75 basis points to a range between 3.00% and 3.25%.

Q. How did we respond to these changing market conditions?

A. At the end of 2021 and into early 2022, it started to become clear the Fed would be likely to shift towards a less accommodative policy stance. During that time, we moved towards a more defensive average maturity stance in the Portfolio, while adding to the Portfolio’s positions in floating rate securities, which tend to perform well during a period of rising interest rates.

Performance review

As of August 31, 2022, the seven-day current yield for Institutional Shares of Western Asset Institutional U.S. Treasury Obligations Money Market Fund was 2.18% and the seven-day effective yield, which reflects compounding, was 2.20%.1

The Fund does not invest directly in securities but instead invests all of its investable assets in an underlying mutual fund, the Portfolio, which has the same investment objective and strategies, and substantially the same policies as the Fund. Unless otherwise indicated, references to the Fund include the underlying mutual fund, the Portfolio.

Western Asset Institutional U.S. Treasury Obligations Money Market Fund
Yields as of August 31, 2022 (unaudited)
	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]
Institutional Shares	2.18%	2.20%
Investor Shares	2.13%	2.15%
Administrative Shares	1.99%	2.01%

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

2	Western Asset Institutional U.S. Treasury Obligations Money Market Fund 2022 Annual Report

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

As of August 31, 2022, absent fee waivers and/or expense reimbursements, the seven-day current yield and the seven-day effective yield for Institutional Shares would have been 1.59% and 1.61%, respectively; the seven-day current yield and the seven-day effective yield for Investor Shares would have been 1.64% and 1.65%, respectively; and the seven-day current yield and the seven-day effective yield for Administrative Shares would have been 1.77% and 1.79%, respectively.

The manager has voluntarily undertaken to limit Fund expenses. Such expense limitations may fluctuate daily and are voluntary and temporary and may be terminated by the manager at any time without notice.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Q. What were the most significant factors affecting Fund performance?

A. The Fund’s performance was positively impacted by its short maturity stance and holdings in floating rate securities, which allowed it to respond well to the Fed’s rate hikes.

Thank you for your investment in Western Asset Institutional U.S. Treasury Obligations Money Market Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

September 14, 2022

RISKS: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. Although the Fund invests in U.S. government obligations, an investment in the Fund is neither insured nor guaranteed by the U.S. government. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Institutional U.S. Treasury Obligations Money Market Fund 2022 Annual Report	3

Fund overview (cont’d)

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The Consumer Price Index measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services determined by the U.S. Bureau of Labor Statistics.

4	Western Asset Institutional U.S. Treasury Obligations Money Market Fund 2022 Annual Report

Portfolio at a glance† (unaudited)

U.S. Treasury Obligations Portfolio

The Fund invests all of its investable assets in U.S. Treasury Obligations Portfolio, the investment breakdown of which is shown below.

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of August 31, 2022 and August 31, 2021. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

Western Asset Institutional U.S. Treasury Obligations Money Market Fund 2022 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2022 and held for the six months ended August 31, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Institutional Shares	0.44%	$1,000.00	$1,004.40	0.18%	$0.91	Institutional Shares	5.00%	$1,000.00	$1,024.30	0.18%	$0.92
Investor Shares	0.42	1,000.00	1,004.20	0.22	1.11	Investor Shares	5.00	1,000.00	1,024.10	0.22	1.12
Administrative Shares	0.35	1,000.00	1,003.50	0.35	1.77	Administrative Shares	5.00	1,000.00	1,023.44	0.35	1.79

6	Western Asset Institutional U.S. Treasury Obligations Money Market Fund 2022 Annual Report

[1]	For the six months ended August 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the Fund’s share of U.S. Treasury Obligations Portfolio’s allocated expenses.

[4]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Institutional U.S. Treasury Obligations Money Market Fund 2022 Annual Report	7

Statement of assets and liabilities

August 31, 2022

Assets:
Investment in U.S. Treasury Obligations Portfolio, at value	$401,087,377
Prepaid expenses	4,459
Total Assets	401,091,836

Liabilities:
Distributions payable	658,056
Service and/or distribution fees payable	68,862
Investment management fee payable	32,894
Trustees’ fees payable	1,368
Payable for Fund shares repurchased	71
Accrued expenses	60,578
Total Liabilities	821,829
Total Net Assets	$400,270,007

Net Assets:
Par value (Note 5)	$4,003
Paid-in capital in excess of par value	400,271,289
Total distributable earnings (loss)	(5,285)
Total Net Assets	$400,270,007

Net Assets:
Institutional Shares	$7,580,500
Investor Shares	$10,273,904
Administrative Shares	$382,415,603

Shares Outstanding:
Institutional Shares	7,578,221
Investor Shares	10,273,966
Administrative Shares	382,409,831

Net Asset Value:
Institutional Shares	$1.00
Investor Shares	$1.00
Administrative Shares	$1.00

See Notes to Financial Statements.

8	Western Asset Institutional U.S. Treasury Obligations Money Market Fund 2022 Annual Report

Statement of operations

For the Year Ended August 31, 2022

Investment Income:
Income from U.S. Treasury Obligations Portfolio	$2,433,946
Allocated expenses from U.S. Treasury Obligations Portfolio	(167,400)
Total Investment Income	2,266,546

Expenses:
Investment management fee (Note 2)	1,062,484
Service and/or distribution fees (Notes 2 and 3)	834,577
Transfer agent fees (Note 3)	80,224
Registration fees	51,888
Audit and tax fees	20,841
Legal fees	13,201
Fund accounting fees	9,000
Trustees’ fees	7,601
Shareholder reports	6,803
Insurance	2,302
Miscellaneous expenses	8,033
Total Expenses	2,096,954
Less: Fee waivers and/or expense reimbursements (Notes 2 and 3)	(1,343,839)
Net Expenses	753,115
Net Investment Income	1,513,431
Net Realized Loss on Investments From U.S. Treasury Obligations Portfolio	(47)
Increase in Net Assets From Operations	$1,513,384

See Notes to Financial Statements.

Western Asset Institutional U.S. Treasury Obligations Money Market Fund 2022 Annual Report	9

Statements of changes in net assets

For the Years Ended August 31,	2022	2021

Operations:
Net investment income	$1,513,431	$58,020
Net realized gain (loss)	(47)	22,759
Increase in Net Assets From Operations	1,513,384	80,779

Distributions to Shareholders From (Notes 1 and 4):
Total distributable earnings	(1,526,068)	(76,890)
Decrease in Net Assets From Distributions to Shareholders	(1,526,068)	(76,890)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	739,854,412	686,203,500
Reinvestment of distributions	50,830	4,122
Cost of shares repurchased	(756,470,965)	(1,178,981,070)
Decrease in Net Assets From Fund Share Transactions	(16,565,723)	(492,773,448)
Decrease in Net Assets	(16,578,407)	(492,769,559)

Net Assets:
Beginning of year	416,848,414	909,617,973
End of year	$400,270,007	$416,848,414

See Notes to Financial Statements.

10	Western Asset Institutional U.S. Treasury Obligations Money Market Fund 2022 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Institutional Shares	2022	2021[1]		2020[1]	2019[1]	2018[1]

Net asset value, beginning of year	$1.000	$1.000		$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.004	0.000	[2]	0.009	0.022	0.012
Net realized gain (loss)	(0.000) [2]	0.000	[2]	(0.001) [3]	(0.001)	0.001
Total income from operations	0.004	0.000	[2]	0.008	0.021	0.013

Less distributions from:
Net investment income	(0.004)	(0.000)	[2]	(0.008)	(0.021)	(0.013)
Total distributions	(0.004)	(0.000)	[2]	(0.008)	(0.021)	(0.013)

Net asset value, end of year	$1.000	$1.000		$1.000	$1.000	$1.000
Total return[4]	0.45%	0.02%		0.85%	2.17%	1.32%

Net assets, end of year (000s)	$7,581	$5,127		$26,422	$25,646	$35,002

Ratios to average net assets:
Gross expenses[5]	0.83%	0.43%		0.41%	0.39%	0.32%
Net expenses[5,6,7]	0.13	0.07		0.17	0.17	0.16
Net investment income	0.47	0.01		0.87	2.15	1.15

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]	Calculation of the net realized loss per share does not correlate to the aggregate realized gain presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Includes the Fund’s share of U.S. Treasury Obligations Portfolio’s allocated expenses.

[6]

As a result of an expense limitation arrangement, effective December 27, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Institutional Shares did not exceed 0.18%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. Prior to December 27, 2018, the expense limitation was 0.20%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Institutional U.S. Treasury Obligations Money Market Fund 2022 Annual Report	11

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Investor Shares	2022	2021[1]		2020[1]	2019[1]	2018[1]

Net asset value, beginning of year	$1.000	$1.000		$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.004	0.000	[2]	0.008	0.021	0.012
Net realized gain (loss)	(0.000) [2]	0.000	[2]	0.000 [2]	(0.000) [2]	0.001
Total income from operations	0.004	0.000	[2]	0.008	0.021	0.013

Less distributions from:
Net investment income	(0.004)	(0.000)	[2]	(0.008)	(0.021)	(0.013)
Total distributions	(0.004)	(0.000)	[2]	(0.008)	(0.021)	(0.013)

Net asset value, end of year	$1.000	$1.000		$1.000	$1.000	$1.000
Total return[3]	0.42%	0.02%		0.82%	2.12%	1.26%

Net assets, end of year (000s)	$10,274	$4,451		$4,532	$4,540	$6,274

Ratios to average net assets:
Gross expenses[4]	0.96%	1.02%		1.03%	0.98%	0.44%
Net expenses[4,5,6]	0.16	0.07		0.20	0.22	0.21
Net investment income	0.55	0.01		0.82	2.09	1.23

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Includes the Fund’s share of U.S. Treasury Obligations Portfolio’s allocated expenses.

[5]

As a result of an expense limitation arrangement, effective December 27, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Investor Shares did not exceed 0.23%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. Prior to December 27, 2018, the expense limitation was 0.35%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12	Western Asset Institutional U.S. Treasury Obligations Money Market Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Administrative Shares	2022	2021[1]		2020[1]	2019[1]	2018[1]

Net asset value, beginning of year	$1.000	$1.000		$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.004	0.000	[2]	0.007	0.020	0.011
Net realized gain (loss)[2]	(0.000)	0.000		0.000	(0.000)	0.000
Total income from operations	0.004	0.000	[2]	0.007	0.020	0.011

Less distributions from:
Net investment income	(0.004)	(0.000)	[2]	(0.007)	(0.020)	(0.011)
Total distributions	(0.004)	(0.000)	[2]	(0.007)	(0.020)	(0.011)

Net asset value, end of year	$1.000	$1.000		$1.000	$1.000	$1.000
Total return[3]	0.36%	0.02%		0.75%	1.98%	1.13%

Net assets, end of year (millions)	$382	$407		$879	$675	$538

Ratios to average net assets:
Gross expenses[4]	0.52%	0.51%		0.51%	0.52%	0.52%
Net expenses[4,5,6]	0.22	0.08		0.27	0.36	0.36
Net investment income	0.35	0.01		0.70	1.96	1.10

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Includes the Fund’s share of U.S. Treasury Obligations Portfolio’s allocated expenses.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Administrative Shares did not exceed 0.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Institutional U.S. Treasury Obligations Money Market Fund 2022 Annual Report	13

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Institutional U.S. Treasury Obligations Money Market Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in U.S. Treasury Obligations Portfolio (the “Portfolio”), a separate investment series of Master Portfolio Trust, that has the same investment objective as the Fund.

The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The Fund records its investment in the Portfolio at value. The value of such investment in the Portfolio reflects the Fund’s proportionate interest (99.97% at August 31, 2022) in the net assets of the Portfolio.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The disclosure and valuation of securities held by the Portfolio are discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment transactions and investment income. Net investment income of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio (the “Holders”) at the time of such determination. Gross realized gains and/or losses of the Portfolio are allocated to the Holders in a manner such that the net asset values per share of each Holder, after each such allocation, is closer to the total of all Holders’ net asset values divided by the aggregate number of shares outstanding for all Holders. The Fund also pays certain other expenses which can be directly attributed to the Fund.

(c) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Share class accounting. Investment income, common expenses and realized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

14	Western Asset Institutional U.S. Treasury Obligations Money Market Fund 2022 Annual Report

(e) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(f) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s and the Portfolio’s subadviser. LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.250%
Next $1 billion	0.225
Next $3 billion	0.200
Next $5 billion	0.175
Over $10 billion	0.150

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Institutional Shares, Investor Shares and Administrative Shares did not exceed 0.18%, 0.23% and 0.40%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time.

During the year ended August 31, 2022, fees waived and/or expenses reimbursed amounted to $1,343,839.

Western Asset Institutional U.S. Treasury Obligations Money Market Fund 2022 Annual Report	15

Notes to financial statements (cont’d)

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Investor Shares and Administrative Shares calculated at the annual rate of 0.10% and 0.20% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended August 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Institutional Shares	—		$26,593
Investor Shares	$4,934	†	26,565
Administrative Shares	829,643	‡	27,066
Total	$834,577		$80,224

†

Amount shown is exclusive of waivers. For the year ended August 31, 2022, the service and/or distribution fees waived amounted to $3,691 for Investor Shares. The Board of Trustees has determined that, until December 31, 2022, service and/or distribution fees shall not exceed 0.05% of average daily net assets attributable to Investor Shares. This arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived or reduced from time to time.

‡

Amounts shown are exclusive of waivers. For the year ended August 31, 2022, the service and/or distribution fees waived amounted to $485,156 for Administrative Shares. Such waivers are voluntary and may be reduced or terminated at any time.

For the year ended August 31, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Institutional Shares	$36,454
Investor Shares	39,321
Administrative Shares	1,268,064
Total	$1,343,839

16	Western Asset Institutional U.S. Treasury Obligations Money Market Fund 2022 Annual Report

4. Distributions to shareholders by class

	Year Ended August 31, 2022	Year Ended August 31, 2021
Net Investment Income:
Institutional Shares	$24,701	$3,619
Investor Shares	27,477	649
Administrative Shares	1,473,890	72,622
Total	$1,526,068	$76,890

5. Shares of beneficial interest

At August 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended August 31, 2022	Year Ended August 31, 2021
Institutional Shares
Shares sold	2,485,001	—
Shares issued on reinvestment	23,441	3,473
Shares repurchased	(56,394)	(21,297,504)
Net increase (decrease)	2,452,048	(21,294,031)
Investor Shares
Shares sold	5,795,911	—
Shares issued on reinvestment	27,058	649
Shares repurchased	(71)	(80,891)
Net increase (decrease)	5,822,898	(80,242)
Administrative Shares
Shares sold	731,573,500	686,203,500
Shares issued on reinvestment	331	—
Shares repurchased	(756,414,500)	(1,157,602,675)
Net decrease	(24,840,669)	(471,399,175)

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued on reinvestment of dividends declared, and shares repurchased is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding fund share transactions.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended August 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$1,526,068	$76,890

Western Asset Institutional U.S. Treasury Obligations Money Market Fund 2022 Annual Report	17

Notes to financial statements (cont’d)

As of August 31, 2022, there were no significant differences between the book and tax components of net assets.

Additionally, the Fund had a deferred loss of $47. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

7. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

8. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments through the Portfolio, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

18	Western Asset Institutional U.S. Treasury Obligations Money Market Fund 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Institutional Trust and Shareholders of Western Asset Institutional U.S. Treasury Obligations Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Western Asset Institutional U.S. Treasury Obligations Money Market Fund (one of the funds constituting Legg Mason Partners Institutional Trust, referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of the security owned as of August 31, 2022 by correspondence with the accounting agent for U.S. Treasury Obligations Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

October 20, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Institutional U.S. Treasury Obligations Money Market Fund 2022 Annual Report	19

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Trustees (the “Executive and Contracts Committee”) considered the Management Agreement between the Trust and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) with respect to the Fund and the subadvisory agreement between LMPFA and Western Asset Management Company, LLC (“Western Asset” or the “Subadviser”, and together with LMPFA, the “Advisers”) with respect to the Fund (collectively, the “Agreements”) at a meeting held on April 19, 2022. At an in-person meeting held on May 12, 2022, the Executive and Contracts Committee reported to the full Board of Trustees their considerations and recommendation with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

In arriving at their decision to approve the renewal of the Agreements, the Trustees met with representatives of the Advisers, including relevant investment advisory personnel; considered a variety of information prepared by the Advisers, materials provided by Broadridge and advice and materials provided by counsel to the Independent Trustees; reviewed performance and expense information for peer groups of comparable funds selected by Broadridge (the “Performance Universe”) and certain other comparable products available from Western Asset or affiliates of Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings (and various committee meetings) with respect to the Fund’s performance and other relevant matters and related discussions with the Advisers’ personnel. The information received and considered by the Board both in conjunction with the May meeting and at prior meetings was both written and oral. With respect to the Broadridge materials, the Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board noted that the Fund is a “feeder fund” in a “master-feeder” structure, whereby, as a feeder fund, the Fund has the same investment objective and policies as the master fund, U.S. Treasury Obligations Portfolio (the “Master Fund”), a series of Master Portfolio Trust, and the Fund invests substantially all of its assets in the Master Fund.

As part of their review, the Trustees examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund and the Subadviser’s ability to provide high quality investment management services to the Fund. The Trustees considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; and the capability and integrity of LMPFA’s senior

20	Western Asset Institutional U.S. Treasury Obligations Money Market Fund

management and staff. The Trustees also considered the investment philosophy and research and decision-making processes of the Subadviser; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadviser to attract and retain capable research and advisory personnel; the risks to the Advisers associated with sponsoring the Fund (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as LMPFA’s and the Subadviser’s risk management processes; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund, and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future, including their business reputations, financial conditions and operational stabilities. The Board also considered the policies and practices of LMPFA and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions at the Master Fund level. Based on the foregoing, the Trustees concluded that the Subadviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of LMPFA’s and Western Asset’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of LMPFA and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Advisers. The Board recognized the importance of having a fund manager with significant resources.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds and to its investment benchmark over the 1-, 3-, 5- and 10-year periods ended December 31, 2021. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as institutional U.S. Treasury money market funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-year period ended December 31, 2021 was approximately equal to the median and that its performance for the 3-, 5- and 10-year periods ended December 31, 2021 was above the median. The Board noted that the Fund’s performance was approximately equal to that of its benchmark index for the 1- and 5-year periods ended December 31, 2021, trailed that of its benchmark index for the 3-year period and exceeded the performance of its benchmark index for the 10-year period. The Board considered the factors involved in the Fund’s performance relative to the performance of its investment benchmark and Performance Universe.

Western Asset Institutional U.S. Treasury Obligations Money Market Fund	21

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Trustees also considered the management fee payable by the Fund to LMPFA, total expenses payable by the Fund and the fee that LMPFA pays to the Subadviser. They reviewed information concerning management fees paid to investment advisers of similarly managed funds as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Trustees noted that the Fund’s expense information reflected both management fees and total expenses payable by the Fund as well as management fees and total expenses payable by the Master Fund. The Trustees also noted that the Fund does not pay any management fees directly to the Subadviser because LMPFA pays the Subadviser for services provided to the Fund out of the management fee LMPFA receives from the Fund. The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its peer group, consisting of a group of institutional U.S. Treasury money market funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was above the median and that the Fund’s Actual Management Fee was below the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2022.

The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationships with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and certain other service providers for the Fund. In that connection, the Board considered that the ancillary benefits that the Advisers receive were reasonable. The Trustees noted that Western Asset does not have soft dollar arrangements.

Finally, the Trustees considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Trustees considered an analysis of the profitability of LMPFA and its affiliates in providing services to the Fund and in providing services to the Master Fund in which the Fund invests. The Board noted that the Fund’s Contractual Management Fee was above the median and that the Fund’s Actual Management Fee was below the median of the peer group. The Board also noted the size of the Fund.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Advisers. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not

22	Western Asset Institutional U.S. Treasury Obligations Money Market Fund

identify any single matter as all-important or controlling, and each Trustee may have attributed different weight to the various factors in evaluating the Agreements. The foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Advisers; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Institutional U.S. Treasury Obligations Money Market Fund	23

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Institutional U.S. Treasury Obligations Money Market Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926 or 1-203-703-6002.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

24	Western Asset Institutional U.S. Treasury Obligations Money Market Fund

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)

Western Asset Institutional U.S. Treasury Obligations Money Market Fund	25

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

26	Western Asset Institutional U.S. Treasury Obligations Money Market Fund

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]
Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 129 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	129
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset Institutional U.S. Treasury Obligations Money Market Fund	27

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

28	Western Asset Institutional U.S. Treasury Obligations Money Market Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

Western Asset Institutional U.S. Treasury Obligations Money Market Fund	29

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

30	Western Asset Institutional U.S. Treasury Obligations Money Market Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended August 31, 2022:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$1,551,818
Section 163(j) Interest Earned	§163(j)	$2,430,639
Interest Earned from Federal Obligations	Note (1)	$1,017,138

Note (1)—The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

Western Asset Institutional U.S. Treasury Obligations Money Market Fund 31

Western Asset Institutional U.S. Treasury Obligations Money Market Fund	31

Schedule of investments

August 31, 2022

U.S. Treasury Obligations Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 99.6%
U.S. Treasury Notes — 22.4%
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.055%)	2.956%	10/31/22	$10,000,000	$10,005,048	(a)
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.049%)	2.950%	1/31/23	35,000,000	35,022,722	(a)
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.034%)	2.935%	4/30/23	5,000,000	5,005,758	(a)
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.029%)	2.930%	7/31/23	5,000,000	5,000,093	(a)
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.035%)	2.936%	10/31/23	15,000,000	15,003,110	(a)
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield - 0.075%)	2.826%	4/30/24	15,000,000	14,982,018	(a)
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.037%)	2.938%	7/31/24	5,000,000	4,994,962	(a)
Total U.S. Treasury Notes				90,013,711
U.S. Treasury Bills — 10.4%
U.S. Cash Management Bill	2.258%	11/8/22	15,000,000	14,936,817	(b)
U.S. Treasury Bills	0.089%	10/6/22	5,000,000	4,999,562	(b)
U.S. Treasury Bills	0.160%	11/3/22	5,000,000	4,998,600	(b)
U.S. Treasury Bills	1.396%	11/10/22	7,000,000	6,981,149	(b)
U.S. Treasury Bills	2.931%	2/2/23	10,000,000	9,878,083	(b)
Total U.S. Treasury Bills				41,794,211
Repurchase Agreements — 66.8%
Canadian Imperial Bank of Commerce tri-party repurchase agreement dated 8/31/22; Proceeds at maturity — $45,002,875; (Fully collateralized by U.S. government obligations, 0.000% to 3.000%due 9/6/22 to 2/15/51; Market value — $45,902,934)	2.300%	9/1/22	45,000,000	45,000,000
Credit Agricole SA tri-party repurchase agreement dated 8/31/22; Proceeds at maturity — $30,001,875; (Fully collateralized by U.S. government obligations, 0.750% due 2/15/45; Market value — $30,600,067)	2.250%	9/1/22	30,000,000	30,000,000
Fixed Income Clearing Corp. tri-party repurchase agreement dated 8/31/22; Proceeds at maturity — $50,003,194; (Fully collateralized by U.S. government obligations, 3.250% due 5/15/42; Market value — $51,000,091)	2.300%	9/1/22	50,000,000	50,000,000

See Notes to Financial Statements.

32	U.S. Treasury Obligations Portfolio 2022 Annual Report

U.S. Treasury Obligations Portfolio

Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Repurchase Agreements — continued
HSBC Bank USA tri-party repurchase agreement dated 8/31/22; Proceeds at maturity — $40,002,511; (Fully collateralized by U.S. government obligations, 0.500% to 0.625% due 2/28/26 to 12/31/27; Market value — $40,802,578)	2.260%	9/1/22	$40,000,000	$40,000,000
ING Financial Markets LLC tri-party repurchase agreement dated 8/31/22; Proceeds at maturity — $45,002,875; (Fully collateralized by U.S. government obligations, 0.000% to 4.250% due 9/8/22 to 2/15/52; Market value — $45,900,001)	2.300%	9/1/22	45,000,000	45,000,000
Societe Generale NY tri-party repurchase agreement dated 8/31/22; Proceeds at maturity — $50,003,139; (Fully collateralized by U.S. government obligations, 0.000% due 11/3/22; Market value — $51,000,025)	2.260%	9/1/22	50,000,000	50,000,000
TD Securities LLC tri-party repurchase agreement dated 8/31/22; Proceeds at maturity — $8,000,511; (Fully collateralized by U.S. government obligations, 1.250% to 6.125% due 8/15/29 to 5/15/50; Market value — $8,160,065)	2.300%	9/1/22	8,000,000	8,000,000
Total Repurchase Agreements				268,000,000
Total Investments — 99.6% (Cost — $399,807,922#)				399,807,922
Other Assets in Excess of Liabilities — 0.4%				1,404,631
Total Net Assets — 100.0%				$401,212,553

#	Aggregate cost for federal income tax purposes is substantially the same.

(a)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)	Rate shown represents yield-to-maturity.

See Notes to Financial Statements.

U.S. Treasury Obligations Portfolio 2022 Annual Report	33

Statement of assets and liabilities

August 31, 2022

Assets:
Investments, at value	$131,807,922
Repurchase agreements, at value	268,000,000
Cash	1,227,931
Interest receivable	229,724
Total Assets	401,265,577

Liabilities:
Audit and tax fees payable	33,702
Fund accounting fees payable	15,002
Trustees’ fees payable	1,392
Accrued expenses	2,928
Total Liabilities	53,024
Total Net Assets	$401,212,553

Represented by:
Paid-in capital	$401,212,553

See Notes to Financial Statements.

34	U.S. Treasury Obligations Portfolio 2022 Annual Report

Statement of operations

For the Year Ended August 31, 2022

Investment Income:
Interest	$2,434,526

Expenses:
Fund accounting fees	61,514
Audit and tax fees	36,627
Trustees’ fees	7,501
Legal fees	5,931
Custody fees	560
Interest expense	488
Miscellaneous expenses	54,821
Total Expenses	167,442
Net Investment Income	2,267,084
Net Realized Loss on Investments	(47)
Increase in Net Assets From Operations	$2,267,037

See Notes to Financial Statements.

U.S. Treasury Obligations Portfolio 2022 Annual Report	35

Statements of changes in net assets

For the Years Ended August 31,	2022	2021

Operations:
Net investment income	$2,267,084	$372,108
Net realized gain (loss)	(47)	18,627
Increase in Net Assets From Operations	2,267,037	390,735

Capital Transactions:
Proceeds from contributions	770,406,742	641,727,167
Value of withdrawals	(788,408,698)	(1,210,257,428)
Decrease in Net Assets From Capital Transactions	(18,001,956)	(568,530,261)
Decrease in Net Assets	(15,734,919)	(568,139,526)

Net Assets:
Beginning of year	416,947,472	985,086,998
End of year	$401,212,553	$416,947,472

See Notes to Financial Statements.

36	U.S. Treasury Obligations Portfolio 2022 Annual Report

Financial highlights

For the years ended August 31:
	2022	2021	2020	2019	2018

Net assets, end of year (millions)	$401	$417	$985	$734	$583
Total return[1]	0.54%	0.07%	0.99%	2.31%	1.45%

Ratios to average net assets:
Gross expenses	0.04%	0.03%	0.03%	0.03%	0.04%
Net expenses[2]	0.04	0.03	0.03 [3]	0.03	0.04
Net investment income	0.53	0.06	0.92	2.29	1.40

[1]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[2]

The investment manager has voluntarily undertaken to limit Portfolio expenses. Such expense limitations may fluctuate daily and are voluntary and temporary and may be terminated by the investment manager at any time without notice.

[3]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

U.S. Treasury Obligations Portfolio 2022 Annual Report	37

Notes to financial statements

1. Organization and significant accounting policies

U.S. Treasury Obligations Portfolio (the “Portfolio”) is a separate diversified investment series of Master Portfolio Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At August 31, 2022, all investors in the Portfolio were funds advised or administered by the investment manager of the Portfolio and/or its affiliates.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. In accordance with Rule 2a-7 under the 1940 Act, money market instruments are valued at amortized cost, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

38	U.S. Treasury Obligations Portfolio 2022 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-Term Investments†	—	$399,807,922	—	$399,807,922

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Interest income and expenses. Interest income (including interest income from payment-in-kind securities) consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the

U.S. Treasury Obligations Portfolio 2022 Annual Report	39

Notes to financial statements (cont’d)

investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the investment manager.

(d) Method of allocation. Net investment income of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio (the “Holders”) at the time of such determination. Gross realized gains and/or losses of the Portfolio are allocated to the Holders in a manner such that the net asset values per share of each Holder, after each such allocation, is closer to the total of all Holders’ net asset values divided by the aggregate number of shares outstanding for all Holders.

(e) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(f) Income taxes. The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2022, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(g) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Portfolio does not pay an investment management fee.

Expense amounts may be voluntarily waived and/or reimbursed from time to time.

LMPFA is permitted to recapture amounts waived and/or reimbursed to the Portfolio during the same fiscal year under certain circumstances.

40	U.S. Treasury Obligations Portfolio 2022 Annual Report

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Derivative instruments and hedging activities

During the year ended August 31, 2022, the Portfolio did not invest in derivative instruments.

4. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

5. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy withdrawal requests, and negatively impact the Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Portfolio by its service providers.

*  *  *

The Portfolio’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Portfolio or the Portfolio’s investments cannot yet be determined.

U.S. Treasury Obligations Portfolio 2022 Annual Report	41

Notes to financial statements (cont’d)

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Portfolio will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

42	U.S. Treasury Obligations Portfolio 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Master Portfolio Trust and Investors of U.S. Treasury Obligations Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Treasury Obligations Portfolio (one of the funds constituting Master Portfolio Trust, referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

October 20, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

U.S. Treasury Obligations Portfolio 2022 Annual Report	43

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Trustees (the “Executive and Contracts Committee”) considered the Management Agreement between the Trust and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) with respect to the Fund and the subadvisory agreement between LMPFA and Western Asset Management Company, LLC (“Western Asset” or the “Subadviser”, and together with LMPFA, the “Advisers”) with respect to the Fund (collectively, the “Agreements”) at a meeting held on April 19, 2022. At an in-person meeting held on May 12, 2022, the Executive and Contracts Committee reported to the full Board of Trustees their considerations and recommendation with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

In arriving at their decision to approve the renewal of the Agreements, the Trustees met with representatives of the Advisers, including relevant investment advisory personnel; considered a variety of information prepared by the Advisers, materials provided by Broadridge and advice and materials provided by counsel to the Independent Trustees; reviewed performance and expense information for peer groups of comparable funds selected by Broadridge (the “Performance Universe”) and certain other comparable products available from Western Asset or affiliates of Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings (and various committee meetings) with respect to the Fund’s performance and other relevant matters and related discussions with the Advisers’ personnel. The information received and considered by the Board both in conjunction with the May meeting and at prior meetings was both written and oral. With respect to the Broadridge materials, the Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board noted that the Fund is a “master fund” in a “master-feeder” structure, in which the feeder fund has the same investment objective and policies as the Fund and invests substantially all of its assets in the Fund. The information provided and presentations made to the Board encompassed the Fund and Western Asset Institutional U.S. Treasury Obligations Money Market Fund, a series of Legg Mason Partners Institutional Trust (the “Feeder Fund”).

As part of their review, the Trustees examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Trustees considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract

44	U.S. Treasury Obligations Portfolio

and retain capable personnel; and the capability and integrity of LMPFA’s senior management and staff. The Trustees also considered the investment philosophy and research and decision-making processes of the Subadviser; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadviser to attract and retain capable research and advisory personnel; the risks to the Advisers associated with sponsoring the Fund (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as LMPFA’s and the Subadviser’s risk management processes; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund, and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future, including their business reputations, financial conditions and operational stabilities. The Board also considered the policies and practices of LMPFA and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions. Based on the foregoing, the Trustees concluded that the Subadviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of LMPFA’s and Western Asset’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of LMPFA and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Advisers. The Board recognized the importance of having a fund manager with significant resources.

In considering the performance of the Fund, the Board received and considered performance information for the Feeder Fund as well as for the Performance Universe selected by Broadridge. The Board noted that the Feeder Fund’s performance was the same as the performance of the Fund (except for the effect of fees at the Feeder Fund level), and therefore was relevant to the Board’s consideration of the Fund’s performance. The Board was provided with a description of the methodology used to determine the similarity of the Feeder Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Feeder Fund’s performance against its benchmark and against the Feeder Fund’s peers. In addition, the Board considered the Feeder Fund’s performance in light of overall financial market conditions.

U.S. Treasury Obligations Portfolio	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The information comparing the Feeder Fund’s performance to that of its Performance Universe, consisting of all funds (including the Feeder Fund) classified as institutional U.S. Treasury money market funds by Broadridge, showed, among other data, that the Feeder Fund’s performance for the 1-period ended December 31, 2021 was at the median and its performance for the 3-, 5- and 10-year periods ended December 31, 2021 was above the median.

The Trustees also considered the management fee payable by the Fund to LMPFA, total expenses payable by the Fund and the fee that LMPFA pays to the Subadviser. They reviewed information concerning management fees paid to investment advisers of similarly managed funds as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Trustees also noted that the Fund does not pay any management fees directly to the Subadviser because LMPFA pays the Subadviser for services provided to the Fund out of the management fee LMPFA receives from the Fund.

•

The information comparing the Feeder Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of institutional U.S. Treasury money market funds (including the Feeder Fund) chosen by Broadridge to be comparable to the Feeder Fund, showed that the Feeder Fund’s Contractual Management Fee was above the median and its Actual Management Fee was below the median. The Board noted that the Feeder Fund’s actual total expense ratio was below the median. The Board also considered that the current limitation on the Feeder Fund’s expenses is expected to continue through December 2022.

The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationships with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and certain other service providers for the Fund. In that connection, the Board considered that the ancillary benefits that the Advisers receive were reasonable. The Trustees noted that Western Asset does not have soft dollar arrangements.

Finally, the Trustees considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Trustees considered an analysis of the profitability of LMPFA and its affiliates in providing services to the Fund and the Feeder Fund.

•

The Board noted that the Feeder Fund’s Contractual Management Fee was above the median and the Actual Management Fee was below the median of the peer group. The Board also noted the size of the Feeder Fund.

46	U.S. Treasury Obligations Portfolio

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Advisers. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and each Trustee may have attributed different weight to the various factors in evaluating the Agreements. The foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Advisers; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

U.S. Treasury Obligations Portfolio	47

Additional information (unaudited)

Information about Trustees and Officers

The Trustees and officers of the Fund also serve as the Trustees and officers of the Portfolio. Information about the Trustees and officers of the Fund can be found on pages 24 through 30 of this report.

48	U.S. Treasury Obligations Portfolio

Western Asset

Institutional U.S. Treasury Obligations Money Market Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Institutional U.S. Treasury Obligations Money Market Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset Institutional U.S. Treasury Obligations Money Market Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) each month on Form N-MFP. The Fund’s reports on Form N-MFP are available on the SEC’s website at www.sec.gov. The Fund makes portfolio holdings available to shareholders on its website at www.franklintempleton.com.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926 or 1-203-703-6002, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Institutional U.S. Treasury Obligations Money Market Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include the Western Asset Money Market Funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation; and

•	Online account access user IDs, passwords, security challenge question responses.

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time, they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 1-877-721-1926 for the Western Asset Money Market Funds or 1-888-777-0102 for the Legg Mason-sponsored closed-end funds.

Revised October 2022

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker, dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2022

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

WASX016757 10/22 SR22-4501

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal year ending August 31, 2021 and August 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $152,828 in August 31, 2021 and $169,863 in August 31, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in August 31, 2021 and $0 in August 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in August 31, 2021 and $47,200 in August 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in August 31, 2021 and $0 in August 31, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for August 31, 2021 and August 31, 2022; Tax Fees were 100% and 100% for August 31, 2021 and August 31, 2022; and Other Fees were 100% and 100% for August 31, 2021 and August 31, 2022.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $773,011 in August 31, 2021 and $343,489 in August 31, 2022.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	October 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	October 26, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	October 26, 2022